UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021 (May 28, 2021)

HEALTHCARE SERVICES ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39823	85-2754095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7809 Woodmont Avenue, Suite 200 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 605-1309

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	HCARU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	HCAR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01(a)	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 28, 2021, Healthcare Services Acquisition Corporation (the “Company”) received a Notification of Deficiency by the Listing Qualifications Department at The Nasdaq Stock Market LLC (“Nasdaq”) which stated that, because the Company had not as of the date of the letter filed its Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”), it is in violation of Nasdaq Listing Rule 5250(c)(1).

As previously announced on May 18, 2021, Healthcare Services Acquisition Corporation (Nasdaq: HCAR) (the “Company”) has determined to restate its 2020 financial statements (the “Non-Reliance Periods”) in light of the U.S. Securities and Exchange Commission’s (the “SEC”) recently issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). This Staff Statement issued on April 12, 2021 informed market participants that warrants issued by SPACs and former SPACs may need to be reclassified as liabilities with non-cash fair value adjustments recorded in earnings at each reporting period. The Company had previously classified its issued warrants as equity. The Company is working diligently with its auditors in order to finalize and to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K/A”) reflecting the reclassification of the warrants for the Non-Reliance Periods as soon as practicable. The adjustments to the financial statement items for the Non-Reliance Periods will be set forth through disclosures in the financial statements included in the Form 10-K/A.

Given the time and focus dedicated to the restatement process and the completion and filing of the Company’s Form 10-K/A, the Company requires additional time to complete its customary quarterly review and reporting process and the filing of its Form 10-Q. The Form 10-Q will be filed as soon as is practicable after the filing of the Form 10-K/A.

As required by Nasdaq rules, on June 3, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated June 3, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2021

HEALTHCARE SERVICES ACQUISITION CORPORATION

By:	/s/ Joshua B. Lynn
Name: Joshua B. Lynn
Title: Chief Financial Officer